J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Inflation Managed Bond ETF	JPMorgan Market Expansion Enhanced Equity ETF

JPMorgan International Research Enhanced Equity ETF	JPMorgan Realty Income ETF

(each, a “Fund” and collectively, the “Funds”)

(each, a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated January 19, 2022

to the Current Prospectuses and Statements of Additional Information

Each Fund’s shares currently are not being offered to the public, nor have they been approved for listing on any exchange. The Funds are newly-organized series of J.P. Morgan Exchange-Traded Fund Trust (“ETF Trust”) that have been created in connection with the conversion of the four mutual funds described below (each, a “Predecessor Fund”) into exchange-traded funds, which will be effected through the reorganization of each Predecessor Fund into its corresponding Fund (each such reorganization, a “Reorganization”). The table below sets forth each of the Predecessor Funds and the anticipated schedule for each Reorganization:

Predecessor Fund	Fund	Expected Closing Date
JPMorgan Inflation Managed Bond Fund, a series of JPMorgan Trust I (“Trust I”)	JPMorgan Inflation Managed Bond ETF	April 8, 2022
JPMorgan Market Expansion Enhanced Index Fund, a series of JPMorgan Trust II (“Trust II”)	JPMorgan Market Expansion Enhanced Equity ETF	May 6, 2022
JPMorgan Realty Income Fund, a series of Undiscovered Managers Funds (“UMF”)	JPMorgan Realty Income ETF	May 20, 2022
JPMorgan International Research Enhanced Equity Fund, a series of Trust II	JPMorgan International Research Enhanced Equity ETF	June 10, 2022

At a meeting held on January 13, 2022, the boards of ETF Trust, Trust I, Trust II and UMF approved the Reorganizations. The Reorganizations will not require shareholder approval prior to consummation.

If the Reorganizations are consummated, each Predecessor Fund will be considered the accounting survivor of each corresponding Reorganization, and accordingly, certain performance, financial highlights and other information relating to each Predecessor Fund has been included in each Fund’s Prospectus and Statement of Additional Information and presented as if each Reorganization has been consummated. However, as of the date of the Funds’ Prospectuses and Statements of Additional Information, the Reorganizations have not occurred.

This supplement will be effective, as to each Fund, until consummation of that Fund’s Reorganization. After the consummation of a Fund’s Reorganization, the Fund’s shares will be offered to the public and traded on an exchange.

In connection with the Reorganizations discussed herein, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders of the Predecessor Funds unless and until the registration statement is declared effective by the SEC. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganizations. After they are filed, free copies of the materials will be available on the SEC’s web site at www.sec.gov. These materials also will be available at www.jpmorganfunds.com and a paper copy can be obtained at no charge by calling 1-800-480-4111.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

SUP-ETFCONV-122